SEGMENT INFORMATION
                      TECHNE CORPORATION AND SUBISIDARIES
                  (in thousands of $'s, except per share data)


                                                     Increase (Decrease)
                                  Fiscal 2011         From Fiscal 2010
                              --------------------   ------------------
                               First      Percent         First
                              Quarter     Of Sales       Quarter
                              -------     --------       -------
Sales                          67,945        100%          1,411
Cost of sales                  15,241         22%          2,340
                              -------     --------       -------
Gross margin                   52,704         78%           (929)

Gross margin percentage          77.6%

SG&A expense                    7,552         11%           (486)
R&D expense                     6,619         10%            465
Amortization expense              170         --             (70)
Interest income                  (847)        (1%)           321
Other non-operating ex., net      257         --            (405)
                              -------     --------       -------
                               13,751         20%           (175)
                              -------     --------       -------
Earnings before income taxes   38,953         58%           (754)
Income taxes                   12,580         19%           (355)
                              -------     --------       -------
                               26,373         39%           (399)
                              =======     ========       =======

Diluted earnings per share       0.71
Weighted average diluted
  shares outstanding           37,107




                           BIOTECHNOLOGY  (1)
                          (in thousands of $'s)


                                                     Increase (Decrease)
                                  Fiscal 2011         From Fiscal 2010
                              --------------------   ------------------
                               First      Percent         First
                              Quarter     Of Sales       Quarter
                              -------     --------       -------
Sales                          54,141        100%          2,445
Intersegment sales             (7,491)                       177
                              -------                    -------
                               46,650                      2,622

Cost of sales                  11,689         22%          1,804
Intersegment sales             (7,578)                        20
                              -------                    -------
                                4,111                      1,824
                              -------     --------       -------
Gross margin                   42,539         78%            798

Gross margin percentage          78.4%

SG&A expense                    4,583          8%           (151)
R&D expense                     6,421         12%            465
Amortization expense              170         --             (70)
Interest income                  (581)        (1%)           190
Exchange loss/gain                 (8)        --             (10)
                              -------     --------       -------
                               10,585         19%            424
                              -------     --------       -------
Pretax result                  31,954         59%            374
                              =======     ========       =======

(1)	Includes R&D Systems' Biotechnology Division, BiosPacific, Inc.
and R&D China



                            R&D SYSTEMS EUROPE
                       (in thousands of British pounds)


                                                     Increase (Decrease)
                                  Fiscal 2011         From Fiscal 2010
                              --------------------   ------------------
                               First      Percent         First
                              Quarter     Of Sales       Quarter
                              -------     --------       -------
Sales                          10,571        100%           (310)
Cost of sales                   5,561         53%            500
                              -------     --------       -------
Gross margin                    5,010         47%           (810)

Gross margin percentage          47.4%

SG&A expense                    1,188         11%             (3)
Interest income                   (52)        --              35
Exchange loss/(gain)             (323)        (3%)          (234)
                              -------     --------       -------
                                  813          8%           (202)
                              -------     --------       -------
Pretax result                   4,197         39%           (608)
                              =======     ========       =======


                                  R&D SYSTEMS EUROPE
                                 (in thousands of $'s)

                                                     Increase (Decrease)
                                  Fiscal 2011         From Fiscal 2010
                              --------------------   ------------------
                               First      Percent         First
                              Quarter     Of Sales       Quarter
                              -------     --------       -------
Sales                          16,391        100%         (1,447)
Cost of sales                   8,621         53%            326
                              -------     --------       -------
Gross margin                    7,770         47%         (1,773)

Gross margin percentage          47.4%

SG&A expense                    1,842         11%           (110)
Interest income                   (81)        --              62
Exchange loss/(gain)             (497)        (3%)          (352)
                              -------     --------       -------
                                1,264          8%           (400)
                              -------     --------       -------
Pretax result                   6,506         39%         (1,373)
                              =======     ========       =======



                                       HEMATOLOGY
                                  (in thousands of $'s)

                                                     Increase (Decrease)
                                  Fiscal 2011         From Fiscal 2010
                              --------------------   ------------------
                               First      Percent         First
                              Quarter     Of Sales       Quarter
                              -------     --------       -------
Sales                           4,904        100%            236
Cost of sales                   2,509         51%            190
                              -------     --------       -------
Gross margin                    2,395         49%             46


Gross margin percentage          48.8%

SG&A expense                      328          7%            (42)
R&D expense                       198          4%             --
Interest income                   (53)        (1%)            19
                              -------     --------       -------
                                  473         10%            (23)
                              -------     --------       -------
Pretax result                   1,922         39%             69
                              =======     ========       =======



                       CORPORATE AND OTHER (2)
                        (in thousands of $'s)

                                            Increase (Decrease)
                            Fiscal 2011      From Fiscal 2010
                            -----------     ------------------
                               First               First
                              Quarter              Quarter
                              -------              -------
Interest income                   132                  (50)
Rental income                     123                   42
                              -------              -------
                                  255                   (8)

SG&A expense                      799                 (183)
Other-Building expenses           556                    8
Other-Equity Investment losses    329                   (9)
                              -------              -------
                                1,684                 (184)
                              -------              -------
Pretax result                  (1,429)                 176
                              =======              =======



(2)	Unallocated corporate expenses and Techne's share of losses
by Hemerus Medical, LLC and Nephromics, LLC.